EXHIBIT 99.1

Flowserve Corporation Reports Fourth Quarter and Full Year 2025 Results

3D Growth Strategy and Flowserve Business System Deliver Strong Q4 and Full Year Results;

Initiated 2026 Guidance and 2030 Financial Targets

DALLAS, February 5, 2026 – Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, reported its financial results for the fourth quarter and full year ended December 31, 2025.

Q4 and FY 2025 Highlights:

•	Fourth quarter bookings of $1.2 billion, including 10% aftermarket growth to over $680 million

•	Fourth quarter operating margin of 3.5%, including one-time impact from asbestos divestiture, and adjusted[1] operating margin[2] of 16.8%

•

Fourth quarter reported and adjusted earnings per share (EPS)[3] of ($0.23) and $1.11, respectively. Reported EPS includes adjusted net expense items of $1.34, comprised of the one-time impact from asbestos divestiture, among other items

•	Full year bookings of $4.7 billion, including approximately $400 million in nuclear awards

•	Full year cash from operations of $506 million driven by strong earnings and working capital management, with $365 million of cash returned to shareholders through dividends and share repurchases

2026 and Strategic Highlights:

•	Announced acquisition of Trillium Flow Technologies’ Valves Division[4]

•	Initiated full year 2026 guidance[3], including total sales growth of 5% to 7% and adjusted EPS of $4.00 to $4.20, which at the midpoint, represents a 13% increase versus full year 2025 adjusted EPS[3]

•	Established 2030 financial targets including mid-single digit organic sales CAGR, ~20% adjusted operating margin, and double digit adjusted EPS CAGR

Management Commentary:

“We delivered outstanding financial results in the fourth quarter and for the full year 2025,” said Scott Rowe, Flowserve’s President and Chief Executive Officer. “I am incredibly proud of our global team’s dedication and strong execution of the Flowserve Business System, which has been instrumental in reaching our 2027 adjusted operating margin target two years ahead of schedule.”

Rowe continued, “With healthy end markets, a focus on expanding power generation opportunities, and the continued progress of the Flowserve Business System, we are confident in our 2026 guidance and updated long-term financial targets. We have significant operational momentum and are executing with discipline to drive greater value for our associates, customers, and shareholders.”

Acquisition of Trillium Flow Technologies’ Valves Division4:

In a separate press release issued today, the Company also announced it had signed a definitive agreement to acquire Trillium Flow Technologies’ Valves Division, a market leading provider of highly engineered mission-critical valves and actuators used in nuclear, traditional power, industrial, and critical infrastructure applications. The press release can be viewed on Flowserve’s Investors page.

Key Figures (unaudited):

(dollars in millions, except per share)	2025 Q4	2024 Q4	Change	2025	2024	Change
Original Equipment Bookings	$526.6	$557.2	(5.5%)	$2,068.5	$2,238.4	(7.6%)
Aftermarket Bookings	$682.3	$618.1	10.4%	$2,644.5	$2,422.4	9.2%

Total Bookings	$1,208.9	$1,175.3	2.9%	$4,713.0	$4,660.8	1.1%
Organic Sales[5]			0.8%			0.9%
Acquisitions Impact			30 bps			220 bps
Foreign Exchange Impact			240 bps			70 bps
Reported Sales	$1,222.2	$1,180.3	3.5%	$4,729.3	$4,557.8	3.8%
Operating Margin	3.5%	10.6%	(710 bps )	8.5%	10.1%	(160 bps )
Adjusted Operating Margin	16.8%	12.6%	420 bps	14.8%	11.8%	300 bps
Earnings Per Share	($0.23)	$0.59	(139.0%)	$2.64	$2.14	23.4%
Adjusted Earnings Per Share	$1.11	$0.70	58.6%	$3.64	$2.63	38.4%
Cash From Operations[6]	($0.2)	$197.3	($197.5)	$505.9	$425.3	$80.6
Backlog	$2,867.8	$2,789.6	2.8%	$2,867.8	$2,789.6	2.8%

2026 Guidance3:

The Company initiated 2026 guidance:

Organic Sales Growth	+1% to +3%
Impact From Acquisitions	Approx. +300 bps
Impact From Foreign Exchange Translation	Approx. +100 bps
Total Sales Growth	+5% to +7%
Adjusted EPS	$4.00 to $4.20
Net Interest Expense	Approx. $80 million
Adjusted Tax Rate	21% to 22%
Capital Expenditures	$90 million to $100 million

Full-year 2026 guidance assumes the acquisition of Trillium Flow Technologies’ Valves Division closes mid-year 2026 and, including incremental interest expense related to financing the acquisition, the acquisition will be roughly neutral to 2026 adjusted EPS. The guidance also assumes tariff rates in place as of February 1, 2026.

2030 Financial Targets:

The Company introduced 2030 financial targets, which include expectations for:

Organic Sales CAGR (2025-2030)	Mid-Single Digit Growth
Adjusted Operating Margin (by 2030)	~20%
Adjusted EPS CAGR (2025-2030)	Double-Digit Growth

Webcast and Conference Call Instructions:

Flowserve will host its conference call to discuss fourth quarter and full year results on Friday, February 6, at 10:00 a.m. Eastern Time. The call can be accessed by shareholders and other interested parties on Flowserve’s Investors page.

Footnotes

[1]

See Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited) and Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited) tables for a detailed reconciliation of reported results to adjusted measures.

[2]	Adjusted operating margin is calculated by dividing adjusted operating income by sales. Adjusted operating income is derived by excluding the adjusted items.
[3]

Adjusted EPS excludes realignment expenses, the impact from other specific discrete and below-the-line foreign currency effects and utilizes the then-applicable FX rates and fully diluted shares. Adjusted 2026 EPS excludes certain other discrete items which may arise during the year.

[4]	Transaction excludes Trillium Valves’ French operations.
[5]

Organic is defined as the change in Sales, as defined by U.S. GAAP, excluding the impacts of currency translation and acquisitions. The impact of currency translation is calculated by translating current year results on a monthly basis at prior year exchange rates for the same period.

[6]

Cash from Operations for the fourth quarter 2025 includes a ($199) million one-time impact from legacy asbestos liabilities divestiture. Cash from Operations for the full year 2025 includes the impact of a $173 million one-time merger termination fee paid to Flowserve (net of incurred transaction costs and taxes) and a ($199) million one-time impact from legacy asbestos liabilities divestiture.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended December 31,
(Amounts in thousands, except per share data)	2025	2024
Sales	$1,222,191	$1,180,348
Cost of sales	(796,956)	(808,234)

Gross profit	425,235	372,114
Selling, general and administrative expense	(247,863)	(251,966)
Loss on divestiture of asbestos-related assets and liabilities	(140,092)	—
Net earnings from affiliates	4,893	4,557

Operating income	42,173	124,705
Interest expense	(19,574)	(20,481)
Interest income	2,488	1,625
Other income (expense), net	(18,294)	(137)

Earnings before income taxes	6,793	105,712
Provision for income taxes	(28,529)	(22,202)

Net earnings, including noncontrolling interests	(21,736)	83,510
Less: Net earnings attributable to noncontrolling interests	(7,259)	(5,969)

Net (loss) earnings attributable to Flowserve Corporation	$(28,995)	$77,541

Net earnings per share attributable to Flowserve Corporation common shareholders:
Basic	$(0.23)	$0.59
Diluted	(0.23)	0.59
Weighted average shares – basic	127,294	131,393
Weighted average shares – diluted	128,411	132,395

Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands, except per share data)

Three Months Ended December 31, 2025	Gross Profit	Selling, General & Administrative Expense	Loss on Divestiture of Asbestos- Related Assets and Liabilities	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$425,235	$247,863	$140,092	$42,173	$(18,294)	$28,529	$(28,995)	420.1%	(0.23)
Reported as a percent of sales	34.8%	20.3%	11.5%	3.5%	-1.5%	2.3%	-2.4%
Realignment charges (a)	14,061	(2,115)	—	16,176	—	3,591	12,585	22.2%	0.10
Acquisition related (b)(c)	(126)	(5,181)	—	5,055	—	1,189	3,866	23.5%	0.03
Purchase accounting step-up and intangible asset amortization (d)	438	(1,300)	—	1,738	—	409	1,329	23.5%	0.01
Discrete items (e)(f)	15	(296)	—	311	8,564	206	8,669	2.3%	0.07
Loss on asbestos divestiture (g)	—	—	(140,092)	140,092	—	2,644	137,448	1.9%	1.07
Below-the-line foreign exchange impacts (h)	—	—	—	—	7,096	(1,156)	8,252	-16.3%	0.06

Adjusted	$439,623	$238,971	$—	$205,543	$(2,634)	$35,411	$143,154	19.1%	1.11

Adjusted as a percent of sales	36.0%	19.6%	0.0%	16.8%	-0.2%	2.9%	11.7%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs, net of a $6,888 gain associated with the divestiture of a pump product line.

(b)	Charge represents $3,315 of acquisition and integration related costs associated with the MOGAS acquisition.

(c)	Charge represents $1,740 of costs associated with merger and acquisition activity.

(d)	Charge represents amortization of acquisition related intangible assets associated with the MOGAS acquisition.

(e)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(f)

Charge includes $641 for a non-cash pension settlement accounting loss incurred in conjunction with the freeze of our US Qualified pension plan and $7,923 for a non-cash pension settlement accounting loss incurred in conjunction with a United Kingdom based pension plan.

(g)

Charge represents the one-time loss associated with the divestiture of our asbestos-related assets and liabilities including $199,000 of cash funded to the divested entity and $8,335 of transaction costs incurred.

(h)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

Three Months Ended December 31, 2024	Gross Profit	Selling, General & Administrative Expense	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$372,114	$251,966	$124,705	$(138)	$22,202	$77,541	21.0%	0.59
Reported as a percent of sales	31.5%	21.3%	10.6%	0.0%	1.9%	6.6%
Realignment charges (a)	11,569	(1,570)	13,139	—	2,849	10,290	21.7%	0.08
Acquisition related (b)	—	(7,150)	7,150	—	1,682	5,468	23.5%	0.04
Purchase accounting step-up and intangible asset amortization (c)	3,067	(1,033)	4,100	—	1,300	2,800	31.7%	0.02
Below-the-line foreign exchange impacts (d)	—	—	—	(4,370)	(1,423)	(2,947)	32.6%	(0.02)

Adjusted	$386,750	$242,213	$149,094	$(4,508)	$26,610	$93,152	21.2%	0.70

Adjusted as a percent of sales	32.8%	20.5%	12.6%	-0.4%	2.3%	7.9%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $8,600 is non-cash.

(b)	Charge represents acquisition and integration related costs associated with the MOGAS acquisition.

(c)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.

(d)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

SEGMENT INFORMATION

(Unaudited)

FLOWSERVE PUMPS DIVISION	Three Months Ended December 31,
(Amounts in millions, except percentages)	2025	2024
Bookings	$883.6	$816.4
Sales	833.0	794.9
Gross profit	305.2	255.7
Gross profit margin	36.6%	32.2%
SG&A	143.4	131.4
Segment operating income	166.8	129.1
Segment operating income as a percentage of sales	20.0%	16.2%

FLOW CONTROL DIVISION	Three Months Ended December 31,
(Amounts in millions, except percentages)	2025	2024
Bookings	$330.3	$363.4
Sales	391.5	387.9
Gross profit	123.5	118.5
Gross profit margin	31.5%	30.5%
SG&A	59.5	73.9
Segment operating income	64.0	44.6
Segment operating income as a percentage of sales	16.3%	11.5%

Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands)

Flowserve Pumps Division

Three Months Ended December 31, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$305,245	$143,380	$166,757
Reported as a percent of sales	36.6%	17.2%	20.0%
Realignment charges (a)	4,120	(3,092)	7,212
Discrete items (b)	9	(36)	45
Acquisition related (c)	—	(740)	740

Adjusted	$309,374	$139,512	$174,754

Adjusted as a percent of sales	37.1%	16.7%	21.0%

Flow Control Division

Three Months Ended December 31, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$123,529	$59,537	$63,992
Reported as a percent of sales	31.5%	15.2%	16.3%
Realignment charges (a)	9,417	1,313	8,104
Acquisition related (d)	(126)	(3,441)	3,315
Purchase accounting step-up and intangible asset amortization (e)	438	(1,300)	1,738
Discrete items (b)	5	(86)	91

Adjusted	$133,263	$56,023	$77,240

Adjusted as a percent of sales	34.0%	14.3%	19.7%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs, net of a $6,888 gain associated with the divestiture of a pump product line.

(b)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents costs associated with merger and acquisition activity.

(d)	Charge represents acquisition and integration-related costs associated with the MOGAS acquisition.

(e)	Charge represents amortization of acquisition related intangible assets associated with the MOGAS acquisition.

Three Months Ended December 31, 2024	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$255,710	$131,402	$129,069
Reported as a percent of sales	32.2%	16.5%	16.2%
Realignment charges (a)	9,890	(41)	9,931

Adjusted	$265,600	$131,361	$139,000

Adjusted as a percent of sales	33.4%	16.5%	17.5%

Three Months Ended December 31, 2024	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$118,503	$73,859	$44,592
Reported as a percent of sales	30.5%	19.0%	11.5%
Realignment charges (a)	1,679	(1,655)	3,334
Acquisition related (b)	—	(7,150)	7,150
Purchase accounting step-up and intangible asset amortization (c)	3,067	(1,033)	4,100

Adjusted	$123,249	$64,021	$59,176

Adjusted as a percent of sales	31.8%	16.5%	15.3%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $8,600 is non-cash.
(b)	Charge represents acquisition and integration-related costs associated with the MOGAS acquisition.
(c)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Year Ended December 31,
(Amounts in thousands, except per share data)	2025	2024	2023
Sales	$4,729,260	$4,557,806	$4,320,577
Cost of sales	(3,147,823)	(3,123,560)	(3,043,749)

Gross profit	1,581,437	1,434,246	1,276,828
Selling, general and administrative expense	(1,062,100)	(978,037)	(961,169)
Loss on sale of business	—	(12,981)	—
Loss on divestiture of asbestos-related assets and liabilities	(140,092)	—	—
Net earnings from affiliates	20,679	19,051	17,894

Operating income	399,924	462,279	333,553
Interest expense	(77,740)	(69,301)	(66,924)
Interest income	7,551	5,371	6,991
Other income (expense), net	195,663	(12,194)	(49,870)

Earnings before income taxes	525,398	386,155	223,750
Provision for income taxes	(155,596)	(84,929)	(18,562)

Net earnings, including noncontrolling interests	369,802	301,226	205,188
Less: Net earnings attributable to noncontrolling interests	(23,555)	(18,467)	(18,445)

Net earnings attributable to Flowserve Corporation	$346,247	$282,759	$186,743

Net earnings per share attributable to Flowserve Corporation common shareholders:
Basic	2.66	$2.15	$1.42
Diluted	2.64	2.14	1.42
Weighted average shares – basic	130,005	131,488	131,117
Weighted average shares – diluted	130,979	132,356	131,931

Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands, except per share data)

Twelve Months Ended December 31, 2025	Gross Profit	Selling, General & Administrative Expense	Loss on Divestiture of Asbestos- Related Assets and Liabilities	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$1,581,437	$1,062,100	$140,092	$399,924	$195,663	$155,596	$346,247	29.6%	2.64
Reported as a percent of sales	33.4%	22.5%	3.0%	8.5%	4.1%	3.3%	7.3%
Realignment charges (a)	54,660	(3,595)	—	58,255	—	13,687	44,568	23.5%	0.34
Acquisition related (b)(c)	635	(13,895)	—	14,530	—	3,417	11,113	23.5%	0.08
Purchase accounting step-up and intangible asset amortization (d)	9,180	(5,200)	—	14,380	—	4,138	10,242	28.8%	0.08
Discrete items (e)(f)(g)	121	(31,412)	—	31,533	13,064	8,609	35,988	19.3%	0.27
Merger transaction costs (h)	—	(41,197)	—	41,197	—	9,534	31,663	23.1%	0.24
Merger termination payment (i)	—	—	—	—	(266,000)	(60,957)	(205,043)	22.9%	(1.57)
Discrete tax items (j)	—	—	—	—	—	(24,860)	24,860	0.0%	0.19
Loss on asbestos divestiture (k)	—	—	(140,092)	140,092	—	2,644	137,448	1.9%	1.05
Below-the-line foreign exchange impacts (l)	—	—	—	—	43,893	4,821	39,072	11.0%	0.30

Adjusted	$1,646,033	$966,801	$—	$699,911	$(13,380)	$116,629	$476,158	18.9%	3.64

Adjusted as a percent of sales	34.8%	20.4%	0.0%	14.8%	-0.3%	2.5%	10.1%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,300 is non-cash and net of a $6,888 gain associated with the divestiture of a pump product line.
(b)	Charge represents $12,790 of acquisition and integration related costs associated with the MOGAS acquisition.
(c)	Charge represents $1,740 of costs associated with merger and acquisition activity.
(d)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.
(e)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(f)

Charge includes $5,141 for a non-cash pension settlement accounting loss incurred in conjunction with the freeze of our US Qualified pension plan and $7,923 for a non-cash pension settlement accounting loss incurred in conjunction with a United Kingdom based pension plan.

(g)	Charge of $30,100 represents the Q3 2025 non-cash adjustment to our estimated liability for incurred by not reported asbestos claims based on an annual actuarial study.
(h)	Charge represents transaction costs incurred associated with the terminated Chart Industries merger.
(i)	Amount represents the Chart Industries merger termination fee paid to Flowserve.
(j)	Amount represents a one-time tax charge related to enactment of the One Big Beautiful Bill Act during Q3 2025.
(k)

Charge represents the one-time loss associated with the divestiture of our asbestos-related assets and liabilities including $199,000 of cash funded to the divested entity and $8,335 of transaction costs incurred.

(l)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

Twelve Months Ended December 31, 2024	Gross Profit	Selling, General & Administrative Expense	Loss on Sale of Business	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$1,434,246	$978,037	$12,981	$462,279	$(12,194)	$84,929	$282,759	22.0%	2.14
Reported as a percent of sales	31.5%	21.5%	0.3%	10.1%	-0.3%	1.9%	6.2%
Realignment charges (a)	31,576	(4,939)	(12,981)	49,496	—	4,884	44,612	9.9%	0.34
Discrete items (b)(c)(d)	2,700	(7,500)	—	10,200	—	2,869	7,331	28.1%	0.06
Acquisition related (e)	—	(9,944)	—	9,944	—	2,340	7,604	23.5%	0.06
Discrete asset write-downs (f)(g)	—	(1,795)	—	1,795	3,567	1,342	4,020	25.0%	0.03
Purchase accounting step-up and intangible asset amortization (h)	3,067	(1,033)	—	4,100	—	1,300	2,800	31.7%	0.02
Below-the-line foreign exchange impacts (i)	—	—	—	—	(2,302)	(1,912)	(390)	83.1%	(0.00)

Adjusted	$1,471,589	$952,826	$—	$537,814	$(10,929)	$95,752	$348,736	20.7%	2.63

Adjusted as a percent of sales	32.3%	20.9%	0.0%	11.8%	-0.2%	2.1%	7.7%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $33,700 is non-cash.

(b)	Charge represents a reduction to reserves of $2,000 associated with our ongoing financial exposure in Russia that were adjusted for Non-GAAP measures when established in 2022.

(c)	Charge represents a one-time $5,000 discretionary cash transition benefit provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(d)	Charge represents the $7,200 strategic acquisition of intellectual property related to certain liquefied natural gas technology.

(e)	Charge represents acquisition and integration related costs associated with the MOGAS acquisition.

(f)	Charge represents a $1,795 non-cash write-down of a software asset.

(g)	Charge represents a $3,567 non-cash write-down of a debt investment.

(h)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.

(i)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

SEGMENT INFORMATION

(Unaudited)

FLOWSERVE PUMPS DIVISION	Year Ended December 31,
(Amounts in millions, except percentages)	2025	2024
Bookings	$3,273.3	$3,304.3
Sales	3,235.3	3,158.6
Gross profit	1,138.7	1,017.0
Gross profit margin	35.2%	32.2%
SG&A	558.5	556.2
Segment operating income	600.9	480.2
Segment operating income as a percentage of sales	18.6%	15.2%

FLOW CONTROL DIVISION	Year Ended December 31,
(Amounts in millions, except percentages)	2025	2024
Bookings	$1,454.3	$1,370.7
Sales	1,504.5	1,409.3
Gross profit	445.7	424.0
Gross profit margin	29.6%	30.1%
SG&A	266.0	252.7
Loss on sale of business	—	(13.0)
Segment operating income	179.7	158.3
Segment operating income as a percentage of sales	11.9%	11.2%

Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands)

Flowserve Pumps Division

Twelve Months Ended December 31, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$1,138,712	$558,507	$600,884
Reported as a percent of sales	35.2%	17.3%	18.6%
Realignment charges (a)	30,614	(3,932)	34,546
Discrete items (b)	96	(323)	419
Acquisition related (c)	—	(740)	740

Adjusted	$1,169,422	$553,512	$636,589

Adjusted as a percent of sales	36.1%	17.1%	19.7%

Flow Control Division

Twelve Months Ended December 31, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$445,660	$265,973	$179,687
Reported as a percent of sales	29.6%	17.7%	11.9%
Realignment charges (a)	24,121	2,544	21,577
Acquisition related (d)	635	(12,155)	12,790
Purchase accounting step-up and intangible asset amortization (e)	9,180	(5,200)	14,380
Discrete items (b)	19	(294)	313

Adjusted	$479,615	$250,868	$228,747

Adjusted as a percent of sales	31.9%	16.7%	15.2%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,300 is non-cash and net of a $6,888 gain associated with the divestiture of a pump product line.

(b)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents costs associated with merger and acquisition activity.

(d)	Charge represents acquisition and integration-related costs associated with the MOGAS acquisition.

(e)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.

Twelve Months Ended December 31, 2024	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$1,017,048	$556,225	$480,216
Reported as a percent of sales	32.2%	17.6%	15.2%
Realignment charges (a)	30,727	(1,078)	31,805
Discrete items (b)(c)(d)	1,700	(6,000)	7,700

Adjusted	$1,049,475	$549,147	$519,721

Adjusted as a percent of sales	33.2%	17.4%	16.5%

Twelve Months Ended December 31, 2024	Gross Profit	Selling, General & Administrative Expense	Loss on Sale of Business	Operating Income
Reported	$423,973	$252,675	$12,981	$158,265
Reported as a percent of sales	30.1%	17.9%	0.9%	11.2%
Realignment charges (a)	1,077	(3,095)	(12,981)	17,153
Discrete item (b)	800	(400)	—	1,200
Acquisition related (e)	—	(9,944)	—	9,944
Purchase accounting step-up and intangible asset amortization (f)	3,067	(1,033)	—	4,100

Adjusted	$428,917	$238,203	$—	$190,662

Adjusted as a percent of sales	30.4%	16.9%	0.0%	13.5%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $33,700 is non-cash.

(b)	Charge represents a one-time $3,700 discretionary cash transition benefit provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents a reduction to reserves of $2,000 associated with our ongoing financial exposure in Russia that were adjusted for Non-GAAP measures when established in 2022.

(d)	Charge represents the $7,200 strategic acquisition of intellectual property related to certain liquefied natural gas technology.

(e)	Charge represents acquisition and integration related costs associated with the MOGAS acquisition.

(f)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.

Fourth Quarter and Full Year 2025 - Segment Results

(dollars in millions, comparison vs. 2024 fourth quarter and full year, unaudited)

	FPD				FCD
	4th Qtr		Full Year		4th Qtr		Full Year
Bookings	$883.6		$3,273.3		$330.3		$1,454.3
- vs. prior year	67.2	8.2%	-31.0	-0.9%	-33.2	-9.1%	83.6		6.1%
- on constant currency	43.6	5.3%	-60.0	-1.8%	-36.5	-10.0%	80.9		5.9%
Sales	$833.0		$3,235.3		$391.5		$1,504.5
- vs. prior year	38.1	4.8%	76.8	2.4%	3.6	0.9%	95.2		6.8%
- on constant currency	14.4	1.8%	50.7	1.6%	-0.9	-0.2%	90.0		6.4%
Gross Profit	$305.2		$1,138.7		$123.5		$445.7
- vs. prior year	19.4%		12.0%		4.2%		5.1%
Gross Margin (% of sales)	36.6%		35.2%		31.5%		29.6%
- vs. prior year (in basis points)	440 bps		300 bps		100 bps		(50	) bps
Operating Income	$166.8		$600.9		$64.0		$179.7
- vs. prior year	37.7	29.2%	120.7	25.1%	19.4	43.5%	21.4		13.5%
- on constant currency	31.2	24.2%	111.7	23.3%	19.5	43.8%	22.6		14.3%
Operating Margin (% of sales)	20.0%		18.6%		16.3%		11.9%
- vs. prior year (in basis points)	380 bps		340 bps		480 bps		70 bps
Adjusted Operating Income *	$174.8		$636.6		$77.2		$228.7
- vs. prior year	35.8	25.7%	116.9	22.5%	18.1	30.5%	38.1		20.0%
- on constant currency	29.3	21.1%	107.9	20.8%	18.2	30.7%	39.3		20.6%
Adj. Oper. Margin (% of sales)*	21.0%		19.7%		19.7%		15.2%
- vs. prior year (in basis points)	350 bps		320 bps		440 bps		170 bps
Backlog	$2,044.8				$828.6

*	Adjusted Operating Income and Adjusted Operating Margin exclude realignment charges and other specific discrete items

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Amounts in thousands, except par value)	December 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$760,183	$675,441
Accounts receivable, net of allowance for expected credit losses of $83,094 and $79,059, respectively	1,029,095	976,739
Contract assets, net	322,472	298,906
Inventories	789,898	837,254
Prepaid expenses and other	141,237	116,157

Total current assets	3,042,885	2,904,497
Property, plant and equipment, net	566,751	539,703
Operating lease right-of-use assets, net	166,031	159,400
Goodwill	1,391,988	1,286,295
Deferred taxes	156,250	221,742
Other intangible assets, net	198,475	188,604
Other assets, net	185,820	200,580

Total assets	$5,708,200	$5,500,821

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$554,243	$545,310
Accrued liabilities	587,475	561,486
Contract liabilities	274,669	283,670
Debt due within one year	49,868	44,059
Operating lease liabilities	35,630	33,559

Total current liabilities	1,501,885	1,468,084
Long-term debt due after one year	1,525,210	1,460,132
Operating lease liabilities	149,565	149,838
Retirement obligations and other liabilities	277,216	371,055
Shareholders’ equity:
Preferred shares, $1.00 par value
Shares authorized – 1,000, no shares issued
Common shares, $1.25 par value	220,991	220,991
Shares authorized – 305,000
Shares issued – 176,793 and 176,793, respectively
Capital in excess of par value	508,890	502,045
Retained earnings	4,261,977	4,025,750
Treasury shares, at cost – 49,763 and 45,688 shares, respectively	(2,231,685)	(2,007,869)
Deferred compensation obligation	6,629	8,172
Accumulated other comprehensive loss	(575,405)	(741,424)

Total Flowserve Corporation shareholders’ equity	2,191,397	2,007,665
Noncontrolling interests	62,927	44,047

Total equity	2,254,324	2,051,712

Total liabilities and equity	$5,708,200	$5,500,821

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Year Ended December 31,
(Amounts in thousands)	2025	2024	2023
Cash flows – Operating activities:
Net earnings, including noncontrolling interests	$369,802	$301,226	$205,188
Adjustments to reconcile net earnings to net cash provided by operating activities	—
Depreciation	79,236	75,849	73,464
Amortization of intangible and other assets	16,218	9,749	10,283
Loss on sale of business	—	12,981	—
Loss on sale of asbestos-related assets and liabilities	140,092	—	—
Contribution to divest asbestos-related assets and liabilities	(199,000)	—	—
Stock-based compensation	38,263	30,474	27,808
Foreign currency, asset write downs and other non-cash adjustments	(15,226)	24,172	(17,331)
Change in assets and liabilities, net of businesses acquired:
Accounts receivable, net	691	(82,188)	4,744
Inventories	86,678	38,872	(59,831)
Contract assets, net	(13,279)	(18,513)	(41,149)
Prepaid expenses and other assets, net	(56,489)	15,116	7,825
Accounts payable	(28,852)	(12,336)	53,065
Contract liabilities	(23,502)	(6,070)	26,837
Accrued liabilities	25,210	49,578	59,213
Retirement obligations and other	38,088	1,456	38,497
Net deferred taxes	47,954	(15,058)	(62,841)

Net cash flows provided by operating activities	505,884	425,308	325,772

Cash flows – Investing activities:
Capital expenditures	(70,927)	(81,019)	(67,359)
Payments for acquisitions, net of cash acquired	(65,881)	(305,924)	—
Proceeds from disposal of assets	11,551	2,244	2,057
Payments for disposition of business	—	(2,555)	—
Net affiliate investment activity	96	40	(3,278)

Net cash flows used by investing activities	(125,161)	(387,214)	(68,580)

Cash flows – Financing activities:
Payments on term loan	(37,500)	(95,375)	(40,000)
Proceeds from term loan	—	366,000	—
Proceeds under revolving credit facility	200,000	100,000	280,000
Payments under revolving credit facility	(100,000)	(100,000)	(280,000)
Proceeds under other financing arrangements	15,309	1,437	1,114
Payments under other financing arrangements	(5,888)	(1,455)	(2,604)
Payments related to tax withholding for stock-based compensation	(11,754)	(9,581)	(6,245)
Repurchases of common shares	(254,860)	(20,070)	—
Payments of dividends	(109,639)	(110,440)	(104,955)
Contingent consideration payment related to acquired business	(15,000)	—	—
Other	(7,596)	(13,021)	(324)

Net cash flows provided (used) provided by financing activities	(326,928)	117,495	(153,014)
Effect of exchange rate changes on cash	30,947	(25,826)	6,529

Net change in cash and cash equivalents	84,742	129,763	110,707
Cash and cash equivalents at beginning of period	675,441	545,678	434,971

Cash and cash equivalents at end of period	$760,183	$675,441	$545,678

Supplemental Cash Flow Information:
Income taxes paid (net of refunds)	$92,327	$81,172	$119,275
Interest paid	75,472	66,809	64,865
Non-Cash Investing and Financing Activities:
Contingent liabilities incurred related to acquired business, but not paid	$674	$15,000	$—

About Flowserve:

Flowserve Corporation is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the Company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the Company’s website at www.flowserve.com.

Flowserve Contacts

Investor Contacts:

Brian Ezzell, Vice President, Investor Relations, Treasurer & Corporate Finance	(469) 420-3222
Olivia Webb, Director, Investor Relations	(469) 420-3223

Media Contact: media@flowserve.com

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: global supply chain disruptions and the current inflationary environment could adversely affect the efficiency of our manufacturing and increase the cost of providing our products to customers; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from any restructuring and realignment initiatives, our business could be adversely affected; the substantial dependence of our sales on the success of the energy, chemical, power generation and general industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions, trade embargoes, epidemics or pandemics and changes to tariffs or trade agreements that could affect customer markets, particularly North African, Latin American, Asian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; the impact of public health emergencies, such as outbreaks of epidemics, pandemics, and contagious diseases, on our business and operations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; potential adverse effects resulting from the implementation of new tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Argentina; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; expectations regarding acquisitions and the integration of acquired businesses; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; if we are not able to maintain our competitive position by successfully developing and introducing new products and integrate new technologies, including artificial intelligence and machine learning; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the United States, as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

###